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                                                                   Exhibit 23.18

                       CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in this Registration Statement on Form S-1 of Internet Capital Group, Inc. of our report dated November 17, 1999, relating to the financial statements of traffic.com, Inc., which appears in the Registration Statement on Form S-1 (No. 333-91447) of Internet Capital Group, Inc.


/s/ PricewaterhouseCoopers LLP


Philadelphia, Pennsylvania
December 14, 1999